Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(23)	Commitments and Contingencies

(a)	Commitments

As of December 31, 2018, commitments outstanding for the purchase of property, plant and equipment approximated RMB 847.4million (US$ 123.2 million).

In order to secure adequate and timely supply of polysilicon, the Company entered into a number of multi-year supply agreements from 2006 through 2011.

Future minimum obligations under polysilicon supply agreements with Supplier B, amounted to RMB 5,477,415 (US$ 796,656) as of December 31, 2018, are as follows:

Year ended December 31,	RMB	US$
2019	701,137	101,976
2020	701,137	101,976
2021	701,137	101,976
2022	701,137	101,976
2023	701,137	101,976
Thereafter	1,971,730	286,776
Total	5,477,415	796,656

The purchase prices under the multi-year supply agreements are subject to adjustments, taking into consideration the spot market price, the cost to produce the polysilicon, among other things. The Company purchased polysilicon from Supplier B in the amount of RMB 238,182, RMB 172,433 and RMB 27,495 (US$ 3,999) during 2016, 2017 and 2018, respectively.

In December 2018, the Company made an amendment (“New Supply Agreement”) to all previously signed
long-term fixed price supply contracts with Supplier C. Please refer to Note 17(b).

(b)	Contingencies

(i)
On September 1, 2017, one of the holders (the “Note Holder”) of the MTNs issued by Tianwei Yingli, filed a lawsuit against Tianwei Yingli in the People's Court of Jianye District of Nanjing City to recover the amount due under such MTNs. The claimed principal amount of the MTNs held by the Note Holder is alleged to be RMB 65.7 million, representing approximately 3.7% of the total amount of the MTNs that are still outstanding. The Note Holder claimed that Tianwei Yingli should repay principal, interest and overdue penalty on the MTNs for an aggregate amount of RMB 74.4 million and bear costs relating to the lawsuit. Tianwei Yingli has been vigorously defending its rights in court while continuing to seek a mutually beneficial solution out of court. Tianwei Yingli objected to the jurisdiction of the People's Court of Nanjing Jianye District, and after the objection was overruled, appealed the decision to Nanjing Intermediate People’s Court. On January 12, 2018, Tianwei Yingli received the verdict from Nanjing Intermediate People’s Court, ruling that the People's Court of Nanjing Jianye District should have jurisdiction over this dispute. On May 18, 2018, the court has ruled that, Tianwei Yingli should repay the remaining principle and overdue penalty of the MTNs, held by the Note Holder A, to the Note Holder A. The Company is now in the process of negotiation with the Note Holder A in terms of an amicable solution.

On April 26, 2018, December 18, 2018, January 2, 2019, three other holders (the “Note Holder B, C and D”) of the MTNs, filed lawsuits against Tianwei Yingli separately in different PRC courts, covering principal amounts of RMB 110 million, RMB 60 million, and RMB 300 million, representing approximately 6.3% , 3.4% and 17.1% of the total amount of the MTNs.
On April 12, 2019, a PRC court made a judgment that Tianwei Yingli should repay principal and interest in the aggregate amount of RMB 318 million as well as overdue penalty (calculated at the daily interest rate of 0.021% for the period from May 13, 2016 until full repayment of the principal and interest) to Note Holder D and bear majority of costs relating to the lawsuit. In addition, on April 16, 2019, another PRC court made a judgment that Tianwei Yingli should repay principal, interest, and part of the overdue penalty in the aggregate amount of RMB 76 million as well as further overdue penalty (calculated at the daily interest rate of 0.021% for the period from November 17, 2018 until full repayment of the principal and interest) to Note Holder C and bear costs relating to the lawsuit. The Company decided not to appeal the two judgments in favor of Note Holder C and D. The lawsuit filed by Note Holder B is ongoing, and the Company has not received any effective judgment for the lawsuit yet. Tianwei Yingli has been vigorously defending its rights in courts while continuing to seek a mutually beneficial solution with all these Note Holders out of court.

As of December 31, 2018, the Company has accrued all interest and overdue penalty as claimed by the MTN holders.

(ii)
On March 29, 2018, Yingli China received a notice from local court, informing Yingli China that one of financial creditors of Yingli China, filed a lawsuit against Yingli China, claiming Yingli China should immediately repay its outstanding loan to this creditor, with a full amount of RMB 106 million, including the principal of RMB 98 million and the interest of RMB 8.37 million. Yingli China will vigorously defend its rights in court while continuing to seek a mutually beneficial solution out of court. On September 26, 2018, the court for the first instance grant its judgment, ruling that Yingli China should fully pay the principal, plus interest, to the creditor. As of December 31, 2018, the Company has accrued all interest as claimed.

(iii)
On April 26, 2018, one supplier of the Company filed a request for arbitration of its claim against Yingli Green Energy Holding Co., Ltd. (“YGEIT”, one subsidiaries of the Company) with the London Court of International Arbitration (LCIA). In the request for arbitration, this supplier seeks reliefs mainly including: 1) Declaring that Yingli has breached the long-term polysilicon supply contract, 2) Awarding the supplier damages in an amount presently believed to exceed US$897.5 million, plus pre- and post-award interest thereon, and 3) Granting the supplier all costs, fees and expenses it has incurred and will incur in connection with this arbitration. On June 25, 2018, YGEIT submitted its Response. Both parties nominated their choice of arbitrators and agreed on the chair arbitrator. On August 17, 2018, the Arbitral Tribunal (“the Tribunal”) was officially formed. The Tribunal granted Procedural Order No.1 dated September 29, 2018. Accordingly, on September 21, 2018, Supplier A submitted its Statement of Case. On November 9, 2018, YGEIT submitted its Statement of Defense. The Tribunal then issued Procedural Order No.2 dated January 10, 2019 regarding document production, according to which the parties have completed their production of documents and will submit pre-hearing brief/response and proceed with other related matters. The Company plans to vigorously defend its rights in the arbitration proceedings while continuing to seek a mutually beneficial solution with Supplier A. However, the negotiation efforts may not be successful. It is too early to reasonably estimate any contingent amount relating to the arbitral award or settlement at this stage. Depending on the outcome, however, it is reasonably possible that the Company could be liable for damages up to the claimed amount.

(iv)
In the past years, the Company signed several agreements and amendments with a supplier to provide certain service for the Company. Due to certain quality control issues related to the supplier and substantial changes in the market, the Company and this supplier had disputes over the performance of the contracts and the Company's payments of accounts receivable to the supplier. In May 2013, the supplier informed the Company that it would like to cease the recovery service and claimed compensation. In July 2014, the Company filed litigation against this supplier for breach of contract and claimed damages against this supplier. In September 2015, the supplier also filed litigation against the Company for the default in performance of contract and claimed compensation. The Provincial High People’s Court consolidated these two disputes in January 2016, in accordance with the Company’s request. At the end of December 2016, the court issued judgments as to these two disputes and the Company was informed of the judgments in January 2017, in which the court ruled that the agreements and amendments with the supplier shall be rescinded, and the Company shall pay compensation to the supplier. All other claims of the Company and the supplier were rejected. In early 2017, both the Company and the supplier have appealed to the Supreme People’s Court. Despite the appeal filed by the Company, as of December 31, 2016, the Company made a provision of RMB 59 million, representing the entire amount awarded to the supplier by the initial judgment from the Provincial High People’s Court. The Supreme People’s Court scheduled a hearing on October 25, 2017. After the hearing, the Court granted its decision on December 30, 2017, affirmed the original judgment from the Provincial High People’s Court. In 2018, the Company has paid RMB 21 million (US$ 3 million) of the outstanding liability.

On June 30, 2014, the insolvency administrator of the holding company of the above-mentioned supplier (“Plaintiff”) filed a lawsuit against Tianwei Yingli, Yingli China and Yingli Green Energy Holding Co. Ltd. (together the “Defendants”) in a German court for the payment of EUR 1,000. The payment claim was increased by EUR 23,064 to EUR 24,064 by lawyers pleading dated August 25, 2017. The Plaintiff claimed that the Defendants have to pay damages for the systematic and deliberate destruction of the investment of the insolvent holding company in the above-mentioned supplier by default in performance of contract with the supplier. In the period from the filing of the lawsuit until August 2017, the German court repeatedly attempted to serve the complaints in China on the Defendants involved in accordance with the international agreements. After these attempts had not been successful, the German court decided on August 30, 2017, to publicly serve the complaint and the extension of the complaint, i.e. by posting it on the information board in the court building. After the Defendants had neither indicated their willingness to defend nor appointed a lawyer to represent them within the 6-week time limits set by the German court, the German court issued a judgement of default and decided on July 30, 2018 that the Defendants were sentenced as joint and several debtors to pay to the insolvency administrator as Plaintiff with amount of EUR 24,064 plus interest from this to the amount of 8 percentage points above the respective base rate since November 17, 2017 plus additional interest. In a pleading dated October 25, 2018, an appeal against the judgment by default was lodged in due time. The German court then set a date for a court hearing on March 27, 2019. After the hearing, the court made no sentence, and decided to commission an academic institution to provide legal opinion in terms of whether the German court has jurisdiction on this case or not. The Company would vigorously defend its rights in court while continuing to seek a mutually beneficial solution out of court. Based on current status, the Company cannot estimate a reasonably possible range of loss.

(v)
In May and June 2015, two individual plaintiffs respectively filed purported class action securities fraud lawsuits against the Company, the Company’s chairperson and chief executive officer, Mr. Liansheng Miao, and the Company’s director and chief financial officer, Mr. Yiyu Wang, in the U.S. District Court for the Central District of California, both alleging, among other things, that the Company made false and misleading statements and failed to disclose certain material financial information. In October 2015, the cases were consolidated, and the court appointed lead plaintiffs and lead counsel. In November 2015, lead plaintiffs filed a consolidated complaint. The complaint contended that the Company and certain of the Company’s officers and directors made false or misleading statements between December 2, 2010 and May 15, 2015 regarding (i) the Chinese government’s Golden Sun program, which provided subsidies for solar projects in China; and (ii) the Company’s accounts receivable attributable to Chinese customers. The complaint asserted a claim against the Company for violation of Section 10(b) of the Securities Exchange Act of 1934. The complaint also asserted a claim against Mr. Miao, Mr. Wang, and Mr. Zongwei “Bryan” Li for violation of Section 20(a) of the Exchange Act. In December 2015, the Company filed a motion to dismiss the complaint, and on May 10, 2016, the Court granted that motion with leave to amend. On June 24, 2016, lead plaintiffs filed an amended complaint, again alleging that, between December 2, 2010 and May 15, 2015, Yingli’s officers made false or misleading statements regarding Golden Sun and accounts receivables. On August 8, 2016, the Company again filed a motion to dismiss the amended complaint, and, on March 15, 2017, the Court dismissed the amended complaint with leave to amend. The plaintiffs filed a second amended complaint on April 24, 2017. On May 26, 2017, the Company filed a motion to dismiss the second amended complaint. On August 15, 2017, the court issued an order dismissing the action against the Company with prejudice and ordering the plaintiffs to show cause why the court should not dismiss the individual defendants based on the plaintiffs’ failure to timely serve the individuals. Plaintiffs filed a response on August 18, 2017 stating that they do not oppose dismissal of the individual defendants without prejudice. On August 21, 2017, the court issued an order dismissing the individual defendants without prejudice. Also on August 21, 2017, the court issued a judgment dismissing plaintiffs’ claims on the merits and awarding costs to the Company. On September 15, 2017, the plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Nineth Circuit. On April 4, 2018, the parties reached an agreement to settle the action on a class-wide basis for US$ 1,200, plus the costs of administering the settlement, subject to the execution of a definitive settlement agreement and court approval. Accordingly, the Company recorded an accrual for the amount of settlement in the year ended December 31, 2017. On August 29, 2018, the Court preliminarily approved the settlement and set a final settlement approval hearing for December 10, 2018, to give class members an opportunity to object to the potential settlement. After holding a final approval hearing on December 10, 2018, the Court entered an order approving the class action settlement. The accrued liability has been settled as of December 31, 2018.

(vi)
Subsequently, in January 2019, one of the minority shareholders of Hainan Yingli, filed two lawsuits against Yingli China which is the majority shareholder of Hainan Yingli, requesting Yingli China to: 1) pay RMB 177,093 plus liquidated damage, as the consideration of the shares transferred from the minority shareholder to Yingli China, and 2) pay RMB 133,808 to buy back the remaining shares held by the minority shareholder, which is about 4.76% of the total shares of Hainan Yingli, and carry the applicable tax with respect to the transaction, in accordance with the contractual agreements between the parties. Now the litigation is still ongoing, and it is premature for the Company to predict the result of this lawsuit. The Company plans to vigorously defend its rights in the legal proceedings while continuing to seek a mutually beneficial solution with the minority shareholder. As of December 31, 2018, the Company has accrued all the interest and penalty amount according to the agreement, which is consistent with what was claimed.

(vii)
In October 2013, the Company received notice of an antitrust filed by Energy Conversion Devices Liquidation Trust (“ECD”), through its liquidating trustee, against the Company and two other China-based photovoltaic panel manufacturers in the U.S. District Court of the Eastern District of Michigan. ECD alleges a wide-ranging conspiracy among the Company and other two Chinese photovoltaic panel manufacturers, their suppliers, banks and the Chinese government to destroy ECD and the U.S. solar industry by flooding the market with cheap photovoltaic panels. On October 31, 2014, the Court granted the Company’s joint motion to dismiss the case. In November 2014, the plaintiff filed a motion for reconsideration and a second motion to amend or alter the judgement and for leave to file an amended complaint, both of which were denied by the Court in September 2015. ECD appealed to the U.S. Court of Appeals for the Sixth Circuit, which unanimously affirmed the trial court’s dismissal of ECD’s claims in August 2016. ECD filed a petition for a writ of certiorari to the U.S. Supreme Court, which was denied on April 17, 2017, ending the litigation.

(viii)
In October 2012, the Company received notice of an antitrust and unfair competition lawsuit filed by Solyndra, LLC (“Solyndra”, a U.S.-based solar company) against the Company and two other China-based photovoltaic panel manufacturers in the U.S. District Court of the Northern District of California. The Company filed its joint motion to dismiss all of Solyndra’s claims with the co-defendants in March 2013. On April 9, 2014, the Company received an order denying defendants’ joint motion to dismiss Solyndra’s claims. In February 2016, the Company entered into an agreement to settle these claims (“the Settlement Agreement”). According to the Settlement Agreement, i) the Company together with Yingli Green Energy Americas, Inc. (“Yingli Americas”, one subsidiaries of the Company), shall pay US$7.5 million to settle Solyndra’s claims; ii) the Company shall be obligated to pay to Solyndra additional cash of US$10 million, if the annual total sales of PV modules from the Company and its subsidiaries to the United States and Canada equals or exceeds 800 megawatts in any single calendar year from 2016 to 2018. The aforementioned lawsuit against the Company will be dismissed with prejudice, and under the Settlement Agreement, Solyndra has released the Company and all of its affiliates from any further claims based on the same or any related facts or allegations. This settlement is subject to approval by the bankruptcy court handling Solyndra’s bankruptcy case. Therefore, provision of settlement fee of US$ 7.5 million has been provided as of December 31, 2015 and was recorded in “Payables due to settlement of claims” and “General and administrative expenses” to the “Consolidated Statements of Comprehensive Loss”, no provision was made against the additional of US$10 million since it is not probable that a liability has been incurred. The payment US$7.5 million was made in 2016.